                                 FIFTH AMENDMENT TO
                                  CREDIT AGREEMENT

      This Fifth Amendment to Credit Agreement, dated as of August 24, 1998 ("Fifth Amendment"), is made by and between POLARIS INDUSTRIES INC., a Minnesota corporation (the "Borrower"); U.S. BANK NATIONAL ASSOCIATION, formerly known as FIRST BANK NATIONAL ASSOCIATION, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, formerly known as BANK OF AMERICA ILLINOIS and FIRST UNION NATIONAL BANK, formerly known as FIRST UNION NATIONAL BANK OF NORTH CAROLINA (collectively, the "Banks"); and U.S. BANK NATIONAL ASSOCIATION, as administrative agent for the Banks (the "Administrative Agent").

     WHEREAS, the Borrower, the Banks and the Administrative Agent have entered into that certain Credit Agreement dated as of May 8, 1995, as amended by First Amendment to Credit Agreement dated as of November 15, 1995, Second Amendment to Credit Agreement dated as of February 13, 1996, Third Amendment to Credit Agreement dated as of September 30, 1996 and Fourth Amendment to Credit Agreement dated as of March 31, 1997 (as so amended, the "Credit Agreement").

     WHEREAS, the Borrower has requested the Banks and the Administrative Agent to modify certain provisions of the Credit Agreement, and the Banks and the Administrative Agent are willing to do so on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree to be bound as follows:

     Section 1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     Section 2.     AMENDMENTS.

          (a) The definitions of "EBIT", "EBITDA", "Revolving Commitment Amount" and "Revolving Note" in Section 1.1 of the Credit Agreement are amended to read in their entirety as follows:

          "EBIT": For any period of determination, the consolidated net income of the Borrower before deductions for income taxes and Interest Expense (and for fiscal year 1998, before deduction for litigation loss in connection with the litigation described in paragraph 1 of Exhibit 4.6 hereto), but after deductions for depreciation and amortization, all as determined in accordance with GAAP.

          "EBITDA": For any period of determination, the consolidated net income of the Borrower before deductions for income taxes, Interest Expense, depreciation and amortization (and for fiscal year 1998, before deduction for litigation loss in connection with the litigation described in paragraph 1 of
Exhibit 4.6 hereto), all as determined in accordance with GAAP.

          "REVOLVING COMMITMENT AMOUNT":  With respect to a Bank:

          (a) during the period commencing August 24, 1998 and ending on and including March 30, 1999, the amount set opposite such Bank's name in the table immediately below or as specified in the most recent Assignment Agreement to which such Bank is a party, but as the same may be from time to time reduced pursuant to Section 2.14:


 BANK                                    REVOLVING COMMITMENT AMOUNT PRIOR TO
                                         MARCH 31, 1999
------------------------------------------------------------------------------
 U.S. Bank National Association          $63,000,000
 Bank of America                         $56,000,000
 First Union National Bank               $56,000,000



          (b) during the period beginning on March 31, 1999 and ending on March 30, 2000, the amount set opposite such Bank's name in the table immediately below or as specified in the most recent Assignment Agreement to which such Bank is a party, but as the same may be from time to time reduced pursuant to Section 2.14:


 BANK                                    REVOLVING COMMITMENT AMOUNT ON AND
                                         AFTER MARCH 31, 1999 THRU MARCH 30,
                                         2000
----------------------------------------------------------------------------
 U.S. Bank National Association          $54,000,000
 Bank of America                         $48,000,000
 First Union National Bank               $48,000,000


          (c) during the period beginning on March 31, 2000 and ending on the Revolving Commitment Ending Date, the amount set opposite such Bank's name in the table immediately below or as specified in the most recent Assignment Agreement to which such Bank is a party, but as the same may be from time to time reduced pursuant to Section 2.14:


 BANK                                    REVOLVING COMMITMENT AMOUNT ON AND
                                         AFTER MARCH 30, 2000 THRU THE
                                         REVOLVING COMMITMENT ENDING DATE
-----------------------------------------------------------------------------
 U.S. Bank National Association          $45,000,000
 Bank of America                         $40,000,000
 First Union National Bank               $40,000,000


          "REVOLVING NOTE":  A promissory note of the Borrower in the form of
Exhibit 1.1-2-5 hereto.

          (b) Section 6.13 of the Credit Agreement is amended to read in its entirety as follows:

          Section 6.13 TANGIBLE NET WORTH. The Borrower will not permit its Tangible Net Worth at any time to be less than: (a) $75,000,000 at all times through December 30, 1999; and (b) $100,000,000 at all times on and after December 31, 1999.

     Section 3.     CONDITIONS TO EFFECTIVENESS OF FIFTH AMENDMENT.    The
Amendments contained in this Fifth Amendment shall not become effective until, and shall become effective when, the Administrative Agent shall have received each of the following, in sufficient number to distribute to each Bank:

          (a) The Agent shall have received, with a counterpart for each Bank, this Amendment, duly executed by the Borrower, the Banks and the Agent, and consented to by the Guarantors;

          (b)  The Agent shall have received a Revolving Note in the form of
     Exhibit 1.1-2-5 to this Amendment, duly executed by the Borrower, payable to each Bank in the amount shown as that Bank's Revolving Commitment Amount in clause (a) of the definition of that term in Section 1.1, as amended by this Agreement (each, a "Replacement Revolving Note;" collectively as to all the Banks, the "Replacement Revolving Notes");

          (c) The Agent shall have received, with a counterpart for each Bank, a copy of resolutions adopted by the Borrower, authorizing the execution, delivery and performance of this Amendment and the Replacement Revolving Notes by the Borrower, certified by the Borrower's secretary or assistant secretary;

          (d) The Agent shall have received, with a counterpart for each Bank, a copy of resolutions adopted by each Guarantor, authorizing the execution, delivery and performance of that Guarantor's consent to this Amendment, certified by that Guarantor's secretary or assistant secretary;

          (e) The Agent shall have received, with a counterpart for each Bank, a certificate signed by the secretary or assistant secretary of the Borrower certifying (i) as to the incumbency of the person or persons authorized to execute and deliver on behalf of the Borrower this Amendment and the Replacement Revolving Notes, and (ii) that the articles or certificate of incorporation and bylaws of the Borrower have not been repealed, rescinded, amended or otherwise modified since copies of the same were delivered to the Banks on or about May 8, 1995, pursuant to Section
     3.1 of the Credit Agreement;

          (f) The Agent shall have received, with a counterpart for each Bank, a certificate signed by the secretary or assistant secretary of each Guarantor certifying (i) as to the incumbency of the person or persons authorized to execute and deliver on behalf of that Guarantor its consent to this Amendment, and (ii) that the articles or certificate of incorporation and bylaws of that Guarantor have not been repealed, rescinded, amended or otherwise modified since copies of the same were delivered to the Banks on or about (x) May 8, 1995, pursuant to Section 3.1 of the Credit Agreement, or (y) the date such Guarantor became a Guarantor, pursuant to Section 6.5 of the Credit Agreement;

          (g) The Agent shall have received certificates of good standing for the Borrower and each Guarantor, in the jurisdiction of its incorporation or organization, in the State of Iowa (with respect to the Borrower), in the State of Wisconsin (with respect to Polaris Real Estate Corporation), in the State of Iowa (with respect to Polaris Real Estate Corporation of
     Iowa), and in the State of Minnesota (with respect to Polaris Industries Inc.), certified by the appropriate governmental officials as of a date not more than 15 days prior to the date hereof;

          (h) The Agent shall have received, for the account of each Bank, a written opinion from Kaplan, Strangis & Kaplan, P.A. covering the matters set forth on Exhibit A attached hereto; and

          (i) The Agent shall have received, with a counterpart for each Bank, such other documents, instruments, approvals and, if requested by the Agent, certified duplicates of executed copies thereof, that the Agent may reasonably request.

          (j) Each Bank shall have received a fee equal to .20% of the increase such Bank's Revolving Commitment Amount.

Upon execution and delivery by the Borrower of the Replacement Revolving Notes and the satisfaction of all of the conditions specified in this Section 3: (i) all amounts of principal and interest due and payable on those certain Revolving Notes dated March 31, 1997, in the aggregate principal amount of $150,000,000, shall be due and payable under the appropriate Replacement Revolving Notes; and
(ii) each reference to the Revolving Notes in the Credit Agreement, any Loan Document or any other document related thereto shall be deemed to be a reference to the Replacement Revolving Notes in the form of Exhibit 1.1-2-5 attached hereto.

     Section 4. ACKNOWLEDGMENT. The Borrower acknowledges and agrees that its obligations to the Banks and the Administrative Agent under the Credit Agreement, as amended hereby, and the Revolving Notes exist and are owing without offset, defense or counterclaim assertable by the Borrower against the Banks and the Administrative Agent.

     Section 5. WAIVER. Pursuant to the provisions of Section 7.1(i) of the Credit Agreement the entry of judgment against the Borrower in excess of $500,000 is an Event of Default if either (i) the judgment creditor executes on such judgment or (ii) such judgment remains unpaid or undischarged for more than the longer of 60 days from the date of entry thereof or such longer period during which execution of such judgment shall be stayed during an appeal from such judgment. The Borrower has informed the Banks that it may be in violation of such Section 7.1(i) due to the entry of judgment against the Borrower in the litigation described in paragraph 1 of Exhibit 4.6 to the Credit Agreement and the subsequent ruling on the Borrower's appeal of such judgment. The Banks hereby waive the Event of Default under Section 7.1(i) of the Credit Agreement, if any, due to the entry of judgment against the Borrower in the litigation described in paragraph 1 of Exhibit 4.6 to the Credit Agreement and the subsequent ruling on the Borrower's appeal of such judgment. This waiver is limited to the express terms hereof and shall not apply to any other Default or Event of Default. This waiver is not and shall not be deemed a course of performance upon which the Borrower may rely with respect to any other Default, Event of Default or request for a waiver and the Borrower expressly waives any such claim.

     Section 6. EFFECT OF FIFTH AMENDMENT; REPRESENTATIONS AND WARRANTIES; NO WAIVER. The Banks, the Administrative Agent and the Borrower agree that after this Fifth Amendment becomes effective, the Credit Agreement, as hereby amended, shall remain in full force and effect. The Borrower represents and warrants that on and as of the date hereof and after giving effect to this Fifth
Amendment: (i) all of the representations and warranties contained in the Credit Agreement are correct and complete in all material respects as of the date hereof, as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date; (ii) there will exist no Default or Event of Default on such date except as waived herein; (iii) there has been no change in any of the certificates or articles of incorporation, bylaws or partnership agreements of the Borrower or any Guarantor since the Closing Date or (if later) the date such Guarantor became a Guarantor; (iv) the Borrower has the power and legal right and authority to enter into this Fifth Amendment; (v) neither this Fifth Amendment, nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or signatory or a provision of the Borrower's articles of incorporation or, to the best of the Borrower's knowledge, any other agreement or requirement of law; and (vi) no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of this Fifth Amendment, or the performance of obligations of the Borrower herein or therein described.

     Section 7. INCORPORATION OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS BY REFERENCE; RATIFICATION OF LOAN DOCUMENTS. Except as expressly modified under this Fifth Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Credit Agreement, the Revolving Notes and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower. All references in the Credit Agreement to "this Agreement," "herein," "hereof," and similar references, and all references in the other Loan Documents to the "Credit Agreement," shall be deemed to refer to the Credit Agreement, as amended by this Fifth Amendment.

     Section 8. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Fifth Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Fifth Amendment shall control.

     Section 9. EXPENSES. As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to pay all of the expenses, including reasonable attorneys' fees and expenses, incurred by the Administrative Agent in connection with this Fifth Amendment.

     Section 10. COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument.

     Section 11. GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS FIFTH AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

                THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Credit Agreement to be executed as of the date and year first above written.



                               POLARIS INDUSTRIES INC., a Minnesota corporation


                               By   /s/ Michael Malone
                                    ------------------------------------
                                    Michael Malone
                                    Vice President


                               U.S. BANK NATIONAL ASSOCIATION,
                               as Administrative Agent and a Bank


                               By   /s/ Carleton L. Olmanson
                                    ------------------------------------
                               Name  Carleton L. Olmanson
                                    ------------------------------------
                               Title  SVP
                                    ------------------------------------

                               BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                               ASSOCIATION, as a Documentation Agent
                               and a Bank


                               By   /s/ R. Guy Stapleton
                                    ------------------------------------
                               Name  R. Guy Stapleton
                                    ------------------------------------
                               Title  Managing Director
                                    ------------------------------------


                               FIRST UNION NATIONAL BANK, as a Documentation Agent and a Bank


                               By    /s/ Brian Mulvaney
                                    ------------------------------------
                               Name  Brian Mulvaney
                                    ------------------------------------
                               Title  Vice President
                                    ------------------------------------





                                         S-1